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                                                                    Exhibit 99.1



June 17, 1997


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549


Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of IPL Systems, Inc. dated June 10, 1997, except that we have no basis to agree or disagree with the comments made in the third sentence of the second paragraph of Item 4.

Yours truly,

/s/ Deloitte & Touche LLP

Boston, Massachusetts